Exhibit 10.13

Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.

Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.

The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.

KNOWLES ELECTRONICS (SUZHOU) CO., LTD.
(Party A)
楼氏电子（苏州）有限公司
（甲方）

and
及

SYNTIANT MANUFACTURING (SUZHOU) CO., LTD.
(Party B)
芯智元智能设备制造（苏州）有限公司
（乙方）

SUB‑LEASE CONTRACT
转租合同

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THIS SUB‑LEASE CONTRACT (“Contract”) is made on the [ ] of [ ] 2025 by and between KNOWLES ELECTRONICS (SUZHOU) CO., LTD. (“Party A”) and SYNTIANT MANUFACTURING (SUZHOU) CO., LTD. (“Party B”).

本转租合同(“合同”)由楼氏电子(苏州)有限公司(“甲方”)和芯智元智能设备制造 (苏州)有限公司(“乙方”)于2025年[ ]月[ ]日订立。

Party A and Party B are hereinafter collectively referred to as the “Parties”, and individually, a “Party”.

甲方和乙方以下统称为 “双方”，单称 “一方”。

WHEREAS:
鉴于：

A.
Party A and Suzhou Caohu Asset Management Co., Ltd. (as successor to Suzhou Xiangcheng District Suxiang Construction Co., Ltd.) (“Landlord”) signed a Factory Directional Construction and Transfer Contract in September 2013 and a Lease Renewal Contract in January 2025 (collectively the “Master Lease”). According to the Master Lease, Party A has leased from Suxiang certain plant facilities located at west of Yong Chang Road and Chun Xing Road in Suzhou Xiangcheng Economic Development Zone (“Leased Premises”), including certain mechanical, electronic and other equipment and decoration installed or fixed on such Leased Premises. The term of the Master Lease will expire on March 31, 2035 (included) (“Master Lease Term”).
甲方与苏州漕湖资产管理经营有限公司(作为苏州相城区苏相建设有限公司的 承继方)(“出租方”)于2013年9月签署了一份《厂房定向建造及转让合同》、 于2025年1月签署了一份《房屋续租合同》(合称 “主租赁合同”)。根据主租赁 合同，甲方向出租方承租了位于苏州相城经济开发区位于永昌路和春兴路交叉 路口西的厂房(“承租房屋”)，包括在该承租房屋处安装或者固定的某些机械、 电子和其他设备及装修。主租赁合同的期限将至2035年3月31日(含)止(“主 租赁期限”)。
B.
Party A and Party B are currently parties to a sub‑lease contract that commenced on December 30, 2024, the (“2024 Sub‑Lease”). Therein, the Parties agreed to extend the 2024 Sub‑Lease upon renewal of the Master Lease subject to certain conditions in the 2024 Sub‑Lease. The Parties are therefore entering into this Contract as required by the 2024 Sub‑Lease.
甲方和乙方为2024年12月3日生效的一份转租合同(“2024年转租合同”)的 签署双方。在2024年转租合同中，双方约定在满足2024年转租合同中特定条件 的前提下，随着主租赁合同的续期而延长2024年转租合同期限。因此，双方根 据2024年转租合同的要求签订本合同。
C.
Party A intends to sublease to Party B, and Party B intends to lease from Party A, the Sub‑leased Premises (as defined below), which constitute a portion of the areas of the Leased Premises as described below, and the mechanical, electronic and other equipment and decoration installed or fixed on the Sub‑leased Premises as listed on Exhibit B attached hereto (the “Sub‑leased Equipment”) on the Sub‑leased Premises, according to the terms and conditions of this Contract.

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根据本合同的条款条件，甲方拟向乙方分租，并旦乙方拟从甲方承租，构成承 租房屋一部分面积的转租房屋(定义见下文)以及在转租房屋上安装或固定的 如本合同附件B所列的机械、电子和其他设备及装修(以下简称 “转租设 备”)。

After friendly negotiations between the Parties, Party A and Party B have agreed to conclude the following arrangements so as to allow for the Sub‑leased Premises and the Sub‑leased Equipment to be sublet by Party A to Party B:

经双方友好协商，甲乙双方特订立如下合同条款，以使甲方将转租房屋及转租设备 分租给乙方：

1.
Premises Subleasing and Purpose
房屋分租及用途
(a)
During the Sublease Term (as defined below), Party A agrees to sublease certain areas of the Leased Premises as specified below (“Sub‑leased Premises”) and as further illustrated in the floor plan of the Leased Premises attached hereto as Exhibit A (“Floor Plan”), to Party B, and Party B agrees to accept such sublease and be responsible for the obligations and liabilities therefor:
在转租期限(定义见下文)内，甲方同意将承租房屋的一部分面积 (“转租房屋”)转租给乙方，乙方同意承租该转租房屋并承担因此产 生的义务和责任，具体如下所述并且在本合同附住区A的承租房屋的平 面图(“平面图”)中进一步标明：
(i)
Building #2 shall be sub‑leased in its entirety to Party B, provided that Party A shall retain and reserve the access right to Section 2.3 / 2.4 of Building #2;
2号楼整栋转租给乙方，但甲方保留对2号楼2.3和2.4部位的 进出使用权；
(ii)
Party B shall have the access right to part of Section 3.4 of Building #3 (with area of 1,300m2), to be separated from the part retained and reserved by Party A, provided that, for the avoidance of doubt, Party A retain the right to use and occupy such part of Section 3.4 to which Party B is hereby granted only the access right thereto;
乙方对3号楼的3.4部位的部分面积(为1,300平方米)享有进出 使用权，与甲方保留使用权的部分隔离开，但为避免疑义，甲方保 留3.4部位中授予乙方进出使用权的区域的使用和占有权；
(iii)
Party B shall have the access right to Sections 3.1 / 3.2 / 3.3 / 3.5 / 3.6 / 3.7, Section 5, Section 6.1 / 6.2 / 6.3 / 6.4 / 6.5 / 6.6 of Building #3, provided that, for the avoidance of doubt, Party A retain the right to use and occupy the above sections, to which Party B is hereby granted only the access right thereto.
乙方对3 号楼的3.1 / 3.2 /3.3 / 3.5 / 3.6 / 3.7 雌 5 部位，6.1 / 6.2 / 6.3 / 6.4 / 6.5 / 6.6部位享有进出使用权，但为避免疑义， 甲方保留对上述授予乙方进出使用权的区域的使用和占有权。

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(iv)
Party A’s right to access certain areas of the Sub‑Leased Premises as described in sub‑section (i) above shall not unduly interfere with Party B’s right to use and occupy such areas of the Sub‑Leased Premises and Party B’s right to access certain areas of the Leased Premises as described in subsections (ii) and (iii) above shall not unduly interfere with Party A’s right to use and occupy such areas of the Leased Premises.
甲方进入上述第(i)款所述的转租房屋的某些区域的权利不得 不适当地干扰乙方使用和占用转租房屋的该等区域的权利；乙 方进入上述第(ii)和第(iii)款所述的承租房屋的某些区域的 权利不得不当干扰甲方使用和占用承租房屋的该等区域的权利。
(b)
The gross floor area of the Sub‑leased Premises is 19,639m2 and further details are shown on the Floor Plan attached hereto.

转租房屋的建筑面积为19,639平方米，具体细节见本合同附件中的平 面图。

(c)
The Sub‑leased Premises will be used by Party B for industrial use purpose only. Party A understands and agrees that Party B will register the address of Building #2 within the Sub‑leased Premises as its registered address. Party A shall cooperate with Party B in the application to register the address of Building #2 within the Sub‑leased Premises as the registered address of Party B, including without limitation, procuring Landlord to give consent to such registration or the execution of any documents therefor, if needed.

乙方应将转租房屋仅用于工业用途。甲方理解并同意乙方将转租房屋 2号楼的地址注册为乙方注册地址。甲方应配合乙方申请将转租房屋2号 楼的地址登记为乙方的注册地址，包括但不限于促使出租方同意该登 记或签署所需要的文件。

2.
Equipment Subleasing
设备分租

In connection with the sublease of the Sub‑leased Premises, during the Sublease Term, Party A agrees to sublease the Sub‑leased Equipment as listed in Exhibit B attached hereto to Party B, and Party B agrees to accept such sublease and be responsible for the obligations and liabilities therefor. The Parties agree that certain portion of the Sub‑leased Equipment may be jointly used by the Parties, with the scope of such use to be negotiated and agreed upon by the Parties in an amicable manner (the “Shared Sub‑leased Equipment”).
甲方同意在转租期限内转租房屋的同时将附件B所列的转租设备转租给乙方, 乙方同意承租该转租设备并承担因此产生的义务和责任。双方同意部分转租 设备可能由双方共同使用(“共用转租设备”),该等共用转租设备的范围将 由双方友好协商确定。

3.
Sublease Term
转租合同期限
(a)
The term of the subleases for the Sub‑leased Premises and the Sub‑leased Equipment (“Sublease Term”) will commence from April 1 2025 (the “Sublease

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Start Date”) and end upon the expiration of the Master Lease Term or the early termination according to the terms of this Contract, whichever is earlier.
转租房屋和转租设备的转租期限(“转租期限内”)从2025年4月1日(“转 租起始日”)开始，至主租赁期限届满或根据本合同条款提早终止时 (以较早者为准)结束。
(b)
The Parties agree to extend the Sublease Term if (i) the Master Lease Term is extended upon mutual written consent of Party A and Landlord (or the then competent lessor of the Leased Premises), or (ii) if Party A exercises its option to purchase and acquire the title to the Leased Premises according to the Master Lease. The extended term of the Sublease Term shall be subject to mutual agreement between the Parties in their reasonable discretion, provided that it is the shorter of five (5) years or the Master Lease Term extended pursuant to clause (i) above, provided for in a renewal agreement to be signed by the Parties prior to the end of the Sublease Term, provided further that, if (x) the Master Lease Term has been extended pursuant to clause (i) above or Party A has exercised its option to purchase and acquire the title to the Leased Premises pursuant to clause (ii) above and (y) the renewal agreement between Party A and Party B has not yet been agreed as of the end of the Sublease Term, Party A agrees that Party B may maintain its use of the Sub‑Leased Premises in accordance with the terms hereof for an additional thirty (30) days, provided that Party B is acting in good faith in respect of completion of such renewal agreement. The Parties should use their reasonable best efforts to conclude the renewal agreement within the aforementioned thirty‑day period.
如果(i)甲方和出租方(或届时的承租房屋有权出租人)经书面同意 延长主租赁期限，或者(ii)甲方行使其在主租赁合同下的购买权并获得承 租房屋的所有权，则双方同意延长转租期限。转租期限的延长应由双方 在转租期限结束前签署的续租协议中合理酌情达成一致，前提是，该期限 为五(5)年或根据上文第⑴款主租赁期限延长的期限(以较短者为准)， 进一步地，如果(x)主租赁期限已根据上述第①条延长，或甲方已根据上 述第(ii)条行使其购买权并取得承租房屋的所有权，并且(y)甲方与乙方之 间的续租协议在转租期限结束时尚未达成一致的情况下，甲方同意乙方 可以根据本协议条款继续使用转租房屋三十(30)天，前提是乙方须善意 地采取行动以完成该续签协议的签署。双方应尽最大合理努力在该等三 十(30)天期限内就续签协议的签署达成合意。
4.
Rent, Facilities Fees and Payment Method
租金、公用设施费及支付方式
(a)
During the Sublease Term, Party B will pay to Party A (i) a fixed rent for the Sub‑leased Premises of RMB 24.71 per square meter per month (i.e. the fixed monthly rent shall be RMB 485,279.69) between April 1 2025 to March 31 2030, the monthly rent per square meter between 1 April 2030 to 31 March 2035 shall be increased by no more than 5% based on the rent standard for the preceding five years (the Parties shall consult with each other with respect to the specific increase percentage), which includes the property management fees and taxes payable by Party B with respect to the plant rent and fees for the Sub‑leased Equipment

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(collectively, the “Rent”) and (ii) the Pro Rata Maintenance Costs (as defined below). The Parties however agree that if there is any change to the rental and/or property management fees under the Master Lease during the term of the Sublease Term renewed according to Clause 3(b) above, the Rent shall be adjusted accordingly. Any Rent payable for a portion of a month shall be prorated based upon the number of days in the applicable calendar month.
For the avoidance of doubt, during the Sublease Term, Party A will be responsible for the payment of all rent, property management fees and all other costs and charges （including VAT） in respect of the Leased Premises （including the Sub‑leased Premises and the Sub‑leased Equipment under the Master Lease to Landlord.
在转租期限中，乙方每月向甲方支付(i) 固定转租厂房租金，2025年4 月1日至2030年3月31日期间为每平方米人民币24.71元每月（即：该期间 固定月租金为人民币485,279.69元），2030年4月1日起至2035年3月31日 期间每月每平方米建筑面积租金在前5年租金标准基础上上浮不超过5% （具体上浮比例届时双方另行协商），该等租金已包括物业管理费和乙 方就厂房租金应付的税费以及转租设备的设备租金（“统称”租金”）；和(ii) 按比例维护费用（定义见下文）。但双方同意，如果在转租期限根据上 述第3(b)条延续的期限内主租赁合同项下的租金和/或物业管理费发生任 何变化，租金应进行相应调整。若某一支付周期不满一个月，则应根据 相应日历月中的天数按比例计算该周期的应付租金。为免生疑问，在转 租期限内，甲方将负责向出租方支付主租赁合同项下的所有与承租房屋 （包含转租房屋和转租设备）有关的租金、物业管理费以及其他费用 （包含增值税）。
(b)
Party B shall pay the Rent on a monthly basis by the 5th day of each month or according to the timeline otherwise agreed by the Parties. Party B shall pay the Pro Rata Maintenance Costs within ten （10） days after receipt of the invoices therefor from Party A.

乙方应在每月第5天之前支付每月的租金或根据双方另行约定的支付时 间表支付租金。乙方应在收到甲方开具的单据后十（10）日内支付按比 例维护费用。

(c)
Party B shall be solely responsible for paying all charges for water, electricity, gas/natural gas, heat, telecommunications, garbage collection and disposal, and other similar utilities associated with its use of the Sub‑leased Premises and the Sub‑leased Equipment, and any taxes, penalties, surcharges and other charges imposed against Party B by any governmental entity or public utility provider. Party B shall reimburse Party A for any taxes or fees in connection with the public utility charges paid by Party A on behalf of Party B, to the extent applicable. Party B shall pay for the charges corresponding to the portion of utilities consumed by Party B for the jointly recorded utility expenses allocated to Party B based on actual usage, capacity utilization or the gross floor area of the Sub‑leased Premises in relation to the total floor area of the Leased Premises, or such other allocation method applicable to such utility category, each as described in Exhibit C attached hereto. The Parties specifically agree that the interruption or discontinuance of supply of public utility facilities shall not result in the termination of this Contract or a

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reduction or exemption of the Rent. If the interruption or discontinuance of supply of joint public utility facilities happens due to Party A’s fault, Party A shall use its reasonable best efforts to resolve such interruption or discontinuance.
乙方应自行负责和承担与其使用转租房屋和转租设备有关的水、电、煤、 热气、电信、垃圾处理和其它类似公用设施费用，以及其它由政府机构 或公用设施供应商向乙方收取的税、罚款、附加费或其他费用。乙方应向 甲方补偿由甲方代乙方支付的与公用设施费用相关的任何税费(如适用)。 乙方应负责支付共同计费的公用设施费用中乙方使用的公用设施部分 对应的费用，该部分费用按照血生c中约定依照其实际使用量、容量利 用率或转租房屋的总建筑面积与承租房屋的总建筑面积的比例或者其他 分配方式来计算。双方特此同意公用设施供应的中断或停止不应导致本 合同的终止或者租金的减免。如果由于甲方的过错而导致公用事业设施 的供应中断或停止，甲方应尽其合理的最大努力解决该问题。
(d)
Unless otherwise required herein, if Party B fails to make any payment payable to Party A in accordance with the payment dates set forth in the terms hereof, Party B shall pay to Party A a late payment penalty at the rate of 0.03% per day from such due date until the date of full payment.

除非另行约定，如乙方未能按照本合同条款规定的付款日期向甲方支 付任何应付费用，乙方应就未付金额向甲方支付每日万分之三的违约金, 从到期日起算直至完全支付之日。

5.
Deposit
押金
(a)
On the Sublease Start Date, Party B shall pay Party A a security deposit in an amount equal to the sum of Rent for three (3) months (“Deposit”).
乙方应于转租起始日向甲方支付相当于三个月租金金额的押金(“押 金”)。
(b)
The Deposit is not a prepayment of the Rent and is not a compensation of the damages to Party A in the event of Party B’s default. If Party B fails to perform any of its obligations or liabilities hereunder or by law, Party A may use all or part of the Deposit to pay any payments due, late payment penalty, liquidated damages or liabilities of Party B and any damages, personal injury, expenses or liabilities incurred by Party A under this Contract. The Deposit can be used for aforementioned purposes without prejudice to any other rights and remedies of Party A hereunder or by law.

押金不构成预交的租金，也不构成对乙方违约时造成甲方损失的赔偿。 如果乙方未能履行其在本合同或法律下的义务或责任，甲方可将全部或 部分押金用于支付任何到期未付金额、延迟支付罚金、违约金或乙方的 其它责任，或甲方在本合同下产生的任何损失、人身伤害、费用或责任。 押金用于前述目的并不影响甲方在本合同下或法律下的任何其它权利或 救济。

(c)
Once Party A makes a deduction from the Deposit in accordance with clause (b) above, in the case Party A and Party B are not in dispute to such deduction, Party

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B shall, upon Party A’s request, immediately pay to Party A the corresponding amount to replenish the Deposit. No interest shall be accrued on the Deposit while it is held by Party A. Upon the termination or expiration of this Contract and the settlement of Party B’s payment obligations or liabilities under this Contract, Party A shall refund to Party B the Deposit or its balance after applicable deduction as provided in this Contract.

如果甲方根据上述第(b)条扣减押金，在甲方和乙方对扣减押金不存在争 议的情况下，乙方应在甲方要求时立即向甲方支付相应金额以补足押金。 甲方持有押金期间不计利息。在本合同终止或到期并且乙方完成其在本合 同项下全部支付义务和责任后，甲方向乙方返还押金或其按照本合同进 行扣减后的余额。

6.
Delivery and Return
交付和返还
(a)
The Parties confirm that Party A has delivered the Sub‑leased Premises and the Sub‑leased Equipment to Party B prior to the execution of this Contract.
双方确认，甲方已经于本合同签署前将转租房屋和转租设备交付给乙 方。
(b)
Upon the expiration or early termination of this Contract, unless otherwise agreed by the Parties, Party B shall return the Sub‑leased Premises and the Sub‑leased Equipment to Party A within five (5) days after the expiration or termination date, in the condition in which the Sub‑leased Premises and the Sub‑leased Equipment were delivered, save for the alterations made to the Sub‑leased Premises as agreed between the Parties under Clause 8(b) and ordinary wear and tear. Notwithstanding the foregoing, with respect to the aforementioned alterations, should the attachments not constitute fixtures on the Sub‑leased Premises, Party B shall, upon request from Party A, remove such attachments from the Sub‑leased Premises.
本合同到期或提前终止时，除非双方另有约定，乙方应在到期日或终 止日后五(5)天内按交房时转租房屋和转租设备的状况向甲方返还转 租房屋，但双方在转租期限内根据第8条(b)同意对转租房屋进行的变更 以及自然磨损除外。尽管有前述约定，针对前款所述的变更，如添加物 未形成附合，乙方应在甲方要求时进行拆除。
7.
Insurance
保险

Party B shall maintain and remain effective, at its own expense, during the Sublease Term, the following insurances: property all risks insurance (which shall cover all property, goods and improvements placed by Party B in the Sub‑leased Premises to the extent of their full replacement value), worker’s compensation insurance, and third party liability insurance. The property all risk insurance policy shall contain an express waiver, in favor of Party A, of any right of subrogation by the insurer. The third party liability policy shall name Party A as an additional insured on an occurrence basis covering the insured against claims of bodily injury, personal injury (including death) and property damage (including loss of use thereof) arising out of Party B operations, for limits of liability not less than:

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Bodily Injury and Property Damage Liability:	$1,000,000 each occurrence $2,000,000 annual aggregate
Personal Injury Liability:	$1,000,000 each occurrence $2,000,000 annual aggregate 0% Insured’s participation

Party B shall ensure that Party A is notified in writing thirty (30) days prior to the cancellation of Party B’s insurance policy, irrespective of the reason for the cancellation. Party B shall deliver to Party A copies of all such insurance policies or certificates of insurance.

乙方应自负费用购买并持有有效保险，包括：财产一切险（涵盖乙方在转 租房屋上所有的资产、物资和改进，保险金额为其全部重置价值），工人赔偿 保险和第三方责任险。财产一切险保单应明确保险人放弃对甲方的任何代位求 偿权。第三方责任险应加设甲方为每一起索赔事件的额外被保险人，承保被保 险人因乙方运营而产生的身体伤害、人身伤害（包括死亡）和财产损失（包括 使用损失），责任限额不低于：

身体伤害和财产损失:	每次事故1,000,000美元 每年总计2,000,000美元
人身伤害:	每次事故1,000,000美元 每年总计2,000,000美元 0%受保人参与

乙方应在任何保单被撤销前三十（30）天通知甲方，无论撤销的原因如何。 乙方应向甲方提供所有保单或保险证明的副本。

8.
Repair, Alteration, Sign and Equipment Maintenance
维修、变更及标识
(a)
During the Sublease Term, Party B shall be solely responsible for the repair and maintenance of the Sub‑leased Premises and any improvement, regardless of the causes of any damage associated therewith, except for the damages caused by the actions of Party A. If Party B fails to perform the repair or replacement obligations, Party A may repair or replace by itself and Party B shall reimburse Party A within ten (10) days upon Party A’s request for reimbursement of the cost of such repairs or replacements. Party B shall indemnify Party A against any costs, liabilities or damages arising from claims in relation to Party B’s use of the Sub‑leased Premises.
在转租期限内，乙方应完全负责转租房屋和其改进部分的维修和维护， 无论是因何原因导致的损害(但因甲方的行为导致的损害除外)。如果 乙方未能履行其维修或更换的义务，甲方可自行维修或更换，乙方应

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在甲方要求后十(10)日内向甲方补偿该等维修或更换的成本。乙方应 赔偿甲方因乙方使用转租房屋或与之相关的索赔而引起的任何费用、责 任或损害。
(b)
Any changes, additions or improvements to the Sub‑leased Premises made by or on behalf of Party B shall be made in accordance with the terms of the Master Lease and with the prior written consent of Party A, which may not be unreasonably withheld. Party B shall ensure that all such alterations are approved by the competent government authorities, comply with insurance requirements and legal requirements and shall bear all costs incurred in connection therewith.
乙方所做的或代表乙方所做的对转租房屋的任何变更、添加或改进需按 照主租赁合同的条款进行并事先获得甲方的书面同意，甲方不得不合理地 拒绝。乙方应确保所有该等变更获得相关政府部门的审批、符合保险要 求和法律要求，并应承担所有与此相关的费用。
(c)
If Party B needs to install any signs on the exterior of the Sub‑leased Premises, such signs shall be installed only with the prior written consent of Party A, including the size and location of the signs, which shall not be unreasonably withheld. When returning or vacating the Sub‑leased Premises, Party B shall remove the sign and repair, paint and/or replace the face of the building to which the signs are attached. Party B shall obtain the necessary governmental approvals and permits for the signs and exterior improvements and maintain them in a safe manner. If such signs infringe upon the rights of Party A or any third party, Party B shall be liable for the compensation and shall immediately stop such infringement. All signs, decorations, forms of advertising, blinds, curtains and other window or fenestration or other security features that can be seen outside the Sub‑leased Premises shall be installed with the consent of Party A and shall conform in all respects to the requirements of Party A.

如果乙方需在转租房屋外安装任何标识，则乙方需取得甲方的事先书 面同意，包括标识大小及安装位置，甲方不得不合理地拒绝。在返还或 腾空转租房屋时，乙方应移除所有标识并对标识附着的建筑物表面进 行修补、油漆和/或替换。乙方应为标识及外部装修获得必要的政府批 准和许可，并对其进行维护使其保持安全。如果该等标识侵犯甲方或任 何第三方的权益，乙方应承担赔偿责任并立即停止侵权行为。所有可在 转租房屋外看到的标识、装饰、广告，百叶窗、窗帘以及其它窗饰或栅 栏或其他安全设施的安装应征得甲方的同意并在各方面符合甲方的要 求。

(d)
During the Sublease Term, Party B shall be responsible, at its sole costs and expenses, for the maintenance, repair and replacement of any Sub‑leased Equipment exclusively dedicated to it. Unless otherwise agreed upon between the Parties, Party A shall be solely responsible for the maintenance, repair and replacement of the Shared Sub‑leased Equipment and Party B shall reimburse and pay to Party A a pro rata portion of the costs and expenses incurred for such maintenance, repair and replacement of the Shared Subleased Equipment (“Pro Rata Maintenance Costs”), which pro rata portion in the case of Party B shall be determined based on its actual usage, capacity utilization or the gross floor area of

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the Sub‑leased Premises in relation to the total floor area of the Leased Premises, or such other allocation method applicable to such maintenance category as described in Exhibit C attached hereto.

在转租期限内，乙方应自行承担和负责全部由其专用的转租设备的维护、 维修和更换的费用和开支。除非双方另有约定，甲方应单独负责共用转 租设备的维护、维修和更换费用，乙方应按比例向甲方偿还和支付此类 共用转租设备的维护、维修和更换所产生的成本和费用(“按比例维护费 用”)，就乙方而言，该比例应按照附住C中的约定依据其实际使用量、 容量利用率或转租房屋的总建筑面积与承租房屋的总建筑面积的比例或 其他分配方式确定。

9.
Termination
终止
(a)
If any of the following events occurs, Parly A shall have the right to issue a written termination notice to Party B to terminate this Contract and state the termination date in the termination notice, and, if such termination occurs on or after the Sublease Start Date, without returning the Deposit paid by Party B, and Party B shall pay the Rent for the remaining Sublease Term under this Contract and indemnify Party A for its losses and expenses arising therefrom:
如果出现下列任一情形，甲方有权给予乙方书面解约通知，终止本合 同并在解约通知中注明解除日期，且如果该终止发生在转租起始日或 之后，不予退还乙方已付押金，且乙方应支付剩余转租期限的租金并 赔偿甲方因此而造成的其它损失和费用：
(i)
Party B fails to pay the Deposit for thirty (30) days or more;
乙方不按时支付押金达三十(30)天或以上；
(ii)
Party B defaults in the payment of the Rent for thirty (30) days or more;

乙方拖欠租金达三十(30)天或以上；

(iii)
Party B conducts any illegal activity on the Sub‑leased Premises and jeopardizes public interest or other person’s legitimate interest;
乙方利用转租房屋进行非法活动，损害公共利益或者他人合法 利益的；
(iv)
Party B changes the use purpose of the Sub‑leased Premises without permission from Party A;

未经甲方批准，乙方擅自改变转租房屋用途的；

(v)
Party B subleases, transfers or lends any or all of the Sub‑leased Premises or Sub‑leased Equipment to a third party, or exchanges the use of the Sub‑leased Premises for the use of other premises with a third party in violation of Clause 142, and without written consent from Party A;

未经甲方书面同意，违反第14.2条的约定擅自将该转租房屋或转 租设备的全部或者部分转租、转让、转借他人或调换使用的；

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(vi)
Party B materially breaches any other obligations or terms of this Contract and fails to remedy its breach within thirty (30) days after receiving Party A’s written notice.
乙方严重违反其在本合同中的其他义务或条款，并且乙方未在 收到甲方的书面通知后三十(30)日内补救其违约行为的。
(b)
This Contract may not be terminated by Party B on or before March 31, 2030. In case Party B intends to terminate this Contract during the Sublease Term with an effective date of on or after April 1, 2030, Party B shall notify Party A in writing at least twelve (12) months in advance.

乙方在2030年3月31日或之前不得终止本合同。若乙方意图在转租期 限内终止本转租合同，且终止日期为2030年4月1日或之后，乙方应至 少提前十二(12)个月以书面形式通知甲方。

(c)
If the Sublease Term is expired or terminated early. Party B shall move out of the Sub‑leased Premises and return the Sub‑leased Premises and the Sub‑leased Equipment within five (5) days to Party A, and shall pay and settle the fees and expenses payable by Party B. If Party B fails to fully settle the fees or expenses payable by it, Party A has the right to deduct such amount from the Deposit. If Party B fails to vacate the Sub‑leased Premises within the specified time, Party B is liable for paying occupation fees at a rate of two times of daily Rent for each day of delay, which may be deducted from the Deposit.

如本合同到期或提前终止，乙方应于五(5)天内迁离并返还转租房 屋和转租设备给甲方，并保证结清应当由乙方承担的各项费用。如乙 方未结清其应承担的费用，甲方有权从乙方支付的押金中扣除。如乙 方逾期迁出转租房屋，乙方应就延期的每一天按照每日租金的二倍支 付房屋占有使用费，该金额可从押金中扣除。

10.
Termination of the Master Lease and Enjoyment
主租赁合同终止及租赁物使用
(a)
Party A is authorized to enter into and execute this Contract and all other necessary documents to give full effect to this Contract.

甲方有权签署本合同及其他有效实施本合同的必要文件。

(b)
Party A shall inform Party B of its intention to terminate the Master Lease and give Party B twelve (12) months’ notice in advance of its intention of termination to Landlord under the Master Lease.

甲方根据主租赁合同拟向出租方解除主租赁合同前，应提前十二(12) 个月通知乙方其拟解除主租赁合同的意图。

However, if the Master Lease is terminated or if the Master Lease is not renewed, Party A will use commercially reasonable efforts to procure Landlord (or the then competent lessor of the Leased Premises) entering a new lease for the same Sub‑leased Premises and Sub‑leased Equipment with Party B for at least five years

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following the expiration of the Master Lease Term, and under terms substantially the same in all material aspects as set forth herein in the form of a lease, save for modifications necessary to align with the terms of the renewed Master Lease. This is an essential decisive condition without which Party B would not have consented to this Contract, therefore any failure by Party A to procure Landlord (or the then competent lessor of the Leased Premises) to enter into a new lease with Party B or by Party A to enter into a renewal lease with Party B in accordance with the foregoing provision will entitle Party B the right of compensation for any loss, damages or additional cost, including but not limited to cost of relocation, loss or damages resulted from relocation of business and additional cost of a new lease.
但是，如主租赁合同被终止或如果主租赁合同未被续期，甲方应尽合 理商业努力促使出租方(或届时的承租房屋有权出租人)与乙方就相 同的转租房屋和转租设备签订新的租赁合同，期限至少为主租赁合同 到期后五(5)年，且其条款在所有重要方面与本合同中的条款实质相 同，但根据续签的主租赁合同的条款进行的必要修改除外。此为乙方 同意签署本合同的必要条件，因此，如甲方未能根据前款约定，促使 出租方（或届时的承租房屋有权出租人）与乙方签署新租赁合同或甲 方未能与乙方续签转租合同的，乙方有权要求甲方赔偿其因此遭受的 任何损失、损害或支出的额外费用，包括但不限于因业务搬迁及订立 新租赁合同导致的损失、损害和额外费用。

(c)
Party A shall permit Party B to occupy the Sub‑leased Premises peacefully and reasonably and according to their intended use in accordance with applicable laws and regulations.

甲方应允许乙方和平、合理地，并根据适用法律和法规的规定按其用 途使用转租房屋。

11.
Force Majeure
不可抗力

Other than the payment obligations under this Contract, if the delay in performance of the obligations hereunder is caused by a lockout, natural disaster (e.g, flood, fire, storm, lightning, typhoon), unavailability of labor or materials or reasonable substitutes, governmental restrictions, governmental regulation, governmental control, late issuance of permits or approvals, hostile governmental action, civil commotion, or other causes beyond the reasonable control of such affected Party, the affected Party shall not be liable to the other Party for such delay. For the avoidance of doubt, the force majeure shall not exempt Party B from its obligation to pay the Rent or other fees under this Contract.
如果任何一方基于以下原因延迟履行本合同项下义务；封锁、自然灾害(例 如，水灾、火灾、暴风、闪电、台风)、劳动力或劳动资料及其替代品的短 缺、政府限制、政府监管、政府管控行为、许可证照的延期发放、政府敌对 行为、民间骚乱，或其他超出受影响一方合理控制的原因，受影响一方对另 一方不承担该等延迟履约的责任，但是本合同项下的支付义务除外。为避免 疑问，不可抗力的发生并不豁免乙方支付租金或本合同项下其他费用的义务。

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12.
Governing Law
适用法律

This Contract shall be governed by and construed in accordance with the laws of the PRC.
本合同受中国法律管辖并据其解释。

13.
Dispute Resolution
争议解决

If any dispute arises between the Parties in relation to this Contract, the Parties shall first attempt to resolve such dispute through friendly consultations. If the dispute has not been resolved through friendly consultations within thirty (30) days after the arising of the dispute, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for its arbitration according to its then applicable rules. The arbitration shall be held in Beijing and the arbitration shall be conducted in Chinese. The award of the arbitration shall be final and binding on the Parties. The arbitration expenses, including arbitration fees and reasonable legal fees, shall be borne by the Parties according to the decision of the arbitration tribunal.

凡因本合同引起的或与本合同有关的任何争议，双方应首先通过友好协商加以 解决。如自争议发生之日起三十(30)日内未能通过友好协商解决的，则任 何一方可将争议提交到位于北京的中国国际经济贸易仲裁委员会根据其当时 有效的仲裁规则进行仲裁。仲裁地为北京。仲裁应以中文进行。仲裁裁决具 有终局效力，并对双方具有约束力。仲裁费用(包括仲裁费及合理的律师费) 根据仲裁庭的决定由双方承担。

14.
Miscellaneous
其它
14.1
Each Party shall, and shall cause its directors, officers, employees, representatives, agents and consultants to keep the following information confidential: (i) information received by such Party from the other Party concerning the business, operations and affairs of the other Party; and (ii) the provisions of this Contract. Except as required by applicable law, regulation, order Judgment, award or exchange rules, each Party shall not, and shall cause its directors, officers, employees, representatives, agents and consultants not to, directly or indirectly, disclose, divulge, publish or otherwise reveal confidential information.
双方应且应确保其董事、管理人员、员工、代表、代理和顾问对以下 信息进行保密：(i)该方从另一方获取的有关另一方业务、运营和公 司事务的信息:(ii)本合同的条款。除非相关法律法规、政府命令、 判决、裁决或交易所规则所要求，每一方不得且应确保其董事、管理 人员、员工、代表、代理和顾问不得直接或间接泄露、披露、发布或 透露保密信息。
14.2
This Contract may not be assigned in whole or in part, by operation of law or otherwise, by any Party without prior written consent of the other Party, provided that (a) Party A may assign this Contract to its affiliates or a person acquiring all or substantially all of the assets of Party A and (b) on prior written notice to Party A,

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Party B may transfer or assign this Contract (i) to an affiliate of Party B or (ii) to an acquirer of all or substantially all of Party B’s or its affiliates’ business or all or substantially all of the assets of Party B or its affiliates to which this Contract relates (including upon a change of control of Party B or any affiliate(s) that directly or indirectly own the assets to which this Contract relates); provided, that, with respect to subsection (b)(ii), in the case of any such transfer or assignment prior to the third (3rd) anniversary of the date hereof, such assignment or transfer will require Party A’s prior written consent, unless such assignee is a company engaged in the design, development and/or fabrication of semiconductors or semiconductor devices (a “Semiconductor Company”; provided, however, that (x) [***] and (y) no private equity or other similar sponsor, or any of their managed funds or other affiliated entities shall be deemed to be a Semiconductor Company by virtue of the fact that it is Affiliated with a portfolio company that is a Semiconductor Company), in which case no consent is required. [***] If there is more than one transfer or assignment prior to the third (3rd) anniversary of the date hereof, the requirements for Party A’s prior written consent for each such transfer or assignment shall survive each such transfer or assignment and shall continue to apply to each such transfer or assignment during such three (3) year period. Any attempted or proposed assignment or delegation of the obligations or rights under this Contract (including sub‑leasing all or part of the Sub‑leased Premises or the Sub‑leased Equipment) to any third party in violation of the foregoing shall be invalid and deemed a material breach of this Contract. For purposes of this clause, an assignment of the majority (50% or more) ownership interest of Party B or the change of the controlling entity of Party B shall be deemed a sublease hereunder (unless such ownership interest is publicly traded on a stock exchange).

未经另一方事先书面同意, 任一方不得通过法律的运作或者其他方式转让本合同项下的全部或部分权利或义务, 但 (a)甲方可以将本合同转让给其关联公司或收购甲方全部或者大部分的资产的收购方, (b)在事先书面通知甲方后, 乙方可以将本合同转让给 (i)乙方的关联公司或 (ii)收购乙方或其关联公司的与本合同相关的全部或大部分业务或资产的收购方 (包括乙方或任何直接或间接拥有本合同相关资产的关联公司的控制权发生变更); 但就(b)(ii)款而言，如果在本合同签署日三周年之前进行任何此类转让，则此类转让将需要甲方事先书面同意，除非该受让人是从事半导体或半导体器件设计、开发和/或制造的公司(“半导体公司”) ; 但前提是(x) [***] (y)任何私募股权公司或其他类似发起人或其任何管理基金或其他附属实体均不得因其与属于半导体公司的投资组合公司有关联而被视为半导体公司, 即上述事先书面同意的要求不适用 [***] 任何企图或声称违反上述约定转让或授权转让本合同项下的义务或责任给任何第三方的行为, 包括转租或分租转租房屋的全部或部分面积或者转租或分租转租设备，将视为无效, 并将构成对本合同的重大违反。为本条目的, 乙方的多数股份(50%或以上)的转让或者乙方的控股方发生变更(除非该等股份是在证券交易所公开交易的), 应被视为是转租。

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14.3
Each of the Parties shall bear its own fees and taxes under this Contract, including, without limitation, fees and expenses for appraisers, legal counsels, accountants and other agencies hired in connection with the negotiation and preparation of this Contract and consummation of the transactions contemplated hereby.
本合同双方应当各自承担本合同项下的相关费用和税赋，包括但不限 于因对合同项下相关事项进行磋商、准备合同、交割等而聘请评估师、 律师事务所、会计师事务所等其它中介机构的费用。
14.4
Any notice by any Party to the other Party pursuant to this Contract, including but not limited to any and all offers, writings, or notices to be given hereunder, shall be delivered either: (i) by hand; (ii) by courier services; (iii) by email; or (iv) by fax.
任何…方根据木合同向另一方发出的任何通知，包括但不限于本合同 项下应提供的任何及所有要约、书面函件或通知应通过下列方式交付：(i) 专人递交；(ii)速递服务；(iii)电子邮件；或(iv)传真。
14.5
For the purpose of notices, each Party’s contact information is as follows:
为通知的目的，双方的联系方式如下：
(a)
Party A/甲方：

Address/地址:	Knowles Corporation
1151 Maplewood Drive
Itasca, Illinois 60143 USA
美国伊利诺伊州艾塔斯卡 枫林大道1151号

Telephone/电话: [***]

Email/电子邮件: [***]

Contact person/联系人: Robert Perna

(b)
Party B/乙方：

Address/地址：	Syntiant Corp. 7555 Irvine Center Drive, Suite 200
Irvine, California 92618 USA
美国加利福尼亚州尔湾
尔湾中心大道7555号，200栋 邮编92618

Telephone/电话: [***]

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Email/电子邮件: [***]

Contact person/联系人：Robert M. Saman

14.6
Nothing in this Contract shall make either Party the partner of the other Party, nor constitute either Party the agent or legal representative of the other Party, or create any fiduciary relationship between the Parties.

本合同任何内容均不应使一方与另一方成为合伙关系，亦不应使一方 成为另一方的代理或法定代表，或在双方之间产生任何授信关系。

14.7
This Contract and the Purchase Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements or communications, written or oral, of the Parties relating to the subject matter hereof. Any waiver, amendment, or other modification of this Contract may be effected only by an instrument in writing signed by the Party against whom enforcement of such instrument would be sought.

本合同与购买协议构成双方就本合同主题事项达成的完整协议，并取 代双方之间先前就上述该等事项做出的书面或口头的所有协议或交流。 任何对本合同的弃权、修订或其它修正只能经针对其执行该等弃权、 修订或修正的一方书面签署法律文件而生效。

14.8
This Contract shall be severable in the event that any of the provisions hereof is held by a court of competent jurisdiction or an arbitration tribunal to be invalid, void, or otherwise unenforceable, and the remaining provisions shall continue to be enforceable to the fullest extent permitted by law.

本合同具有可分性，如任何条款被具有合法管辖权的法院或仲裁庭认 定为无效、无法律约束力或不可执行，其余条款应在法律允许的最大 范围内继续实施。

14.9
This Contract will be signed in English and Chinese. In the event of any discrepancy or conflict, the English version shall prevail.

本合同将以中英文签署。如有任何差异或冲突，以英文版本为准。

14.10
This Contract is in quadruplicate with the same legal effect. Each Party shall hold two copies.

本合同一式四份，均具有相同的法律效力。甲乙双方各持有二份。

14.11
This Contract shall be effective upon signing by all Parties as of the date first stated above. The exchange of copies of this Contract with executed signature pages thereto by facsimile or other electronic means of transmission shall constitute effective execution and delivery of this Contract and may be used in lieu of the original for all purposes.

本合同于本合同首页所述日期由双方签署后生效。含签名页的本合同 副本通过传真或其他电子方法进行交换，应视为本合同的有效签署和 交付，且可为任何目的代替原件使用。

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[Signature Page Follows]
[签字页如下]

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IN WITNESS WHEREOF, the Parties have caused this Sub‑lease Contract to be duly signed as of the date first above written.
以资证明，双方于文首所载日期签署本转租合同。

KNOWLES ELECTRONICS (SUZHOU) CO., LTD.
By/	/s/ Daniel J. Giesecke
Name/	Daniel J. Giesecke
Title/	SR. VP & COO

SYNTIANT MANUFACTURING (SUZHOU) CO., LTD.
By/	/s/ Paul Henderson
Name/	Paul Henderson
Title/	Legal Representative

[Signature Page to Suzhou Sublease]

Exhibit A Floor Plan
附件A平面图

[Intentionally Omitted]

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Exhibit B Sub‑leased Equipment
附件B转租设备
[Intentionally Omitted]

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Exhibit C Utility and Maintenance Allocation Methodology
附件C公共设施和维护费用分配方式

[Intentionally Omitted]

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